 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

EGH Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42636	98-1836055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 4th Street North

Suite No. 12820

St. Petersburg, FL 33702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 274-3811

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	EGHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EGHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	EGHAR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On January 21, 2026, EGH Acquisition Corp., a Cayman Islands exempted company (“EGH”), Hecate Energy Group, LLC, a Delaware limited liability company (“Hecate”), and Hecate Holdings LLC, a Delaware limited liability company (“Parent”, and collectively with Hecate, the “Hecate Parties”) entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby (collectively, the “Business Combination”) were unanimously approved by the board of directors of EGH and the board of managers of each Hecate Party. The Business Combination Agreement provides for, among other things, the following transactions:

(i)	At least three business days prior to the closing date, EGH shall redeem each EGH Class A ordinary share, $0.0001 par value per share (“EGH Class A Share”) from the holders who shall have elected to redeem their EGH Class A Shares in connection with the Business Combination pursuant to the organizational documents of EGH (the “EGH Shareholder Redemption”);
(ii)	One day prior to the closing date, EGH shall cause (i) each EGH Class B ordinary share, $0.0001 par value per share (“EGH Class B Share”) that is issued and outstanding to be converted into one EGH Class A Share, (ii) each issued and outstanding EGH Public Unit to be cancelled in exchange for (x) one EGH Class A Share and (y) in multiples of ten, one-tenth of one EGH Class A Share, respectively, and (iii) up to $1,500,000 of the EGH convertible notes outstanding shall be converted, at the option of the payee, at a price of $10.00 per unit, into EGH Private Units, and each EGH Private Unit shall be cancelled in exchange for (x) one EGH Class A Share and (y) in multiples of ten, one-tenth of one EGH Class A Share (collectively, the “EGH Share Conversion”);
(iii)	subject to prior receipt of the requisite approval of the shareholders of EGH as contemplated in the Business Combination Agreement, EGH will change the jurisdiction of its incorporation by deregistering as an exempted company in the Cayman Islands and domesticating to, and continuing as a corporation incorporated under the laws of, the State of Delaware (the “Domestication”) and, in connection with the Domestication: (i) EGH shall file a certificate of incorporation with the Secretary of State of the State of Delaware in the form attached to the Business Combination Agreement as Exhibit D (the “EGH Certificate of Incorporation”), which shall be the certificate of incorporation of EGH until thereafter amended in accordance with the Delaware General Corporation Law (“DGCL”); (ii) EGH shall adopt bylaws in the form attached to the Business Combination Agreement as Exhibit E (the “EGH Bylaws”), which shall be the bylaws of EGH until thereafter amended in accordance with the DGCL; (iii) each EGH Class A Share that is issued and outstanding shall become one share of EGH Class A common stock, par value $0.0001 per share (“EGH Class A Common Stock”); (iv) each outstanding EGH Public Share Right will convert, in multiples of ten, into shares of EGH Class A Common Stock; and (v) EGH’s name shall be changed to a name chosen by Hecate in consultation with EGH;
(iv)	(A) EGH shall contribute to Hecate all of its assets and in exchange therefor, Hecate shall issue to EGH a number of Hecate Units which shall equal the number of total shares of EGH Class A Common Stock issued and outstanding immediately after the Closing of the Transactions (the “EGH Contribution”), and (B) the membership interests in Hecate held by Parent immediately prior to Closing shall convert into the Parent Hecate Units,
(v)	Hecate will subscribe for a number of shares of newly issued EGH Class V common stock, par value $.0001 per share (“EGH Class V Common Stock”) equal to the number of Parent Hecate Units (such shares, the “Parent Class V Shares”) for $.0001 per share and (D) Hecate shall distribute the Parent Class V Shares to Parent; and
(vi)	The number of Parent Hecate Units to be issued in the EGH Contribution will equal that number of Hecate Units with a value (valuing each Hecate Unit for such purposes as having a value equal to the EGH Redemption Price) equal to $1,200,000,000 less the amount, if any, of Hecate’s net indebtedness. The “EGH Redemption Price” will equal the amount payable for each EGH Class A Share pursuant to the EGH Shareholder Redemption.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of certain of the parties thereto customary for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. EGH does not believe that these schedules contain information that is material to an investment decision.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants customary for transactions of this type, including, among others, covenants with respect to the conduct and operations of EGH, Hecate and its subsidiaries during the period between signing the Business Combination Agreement and the Closing. EGH has also agreed to take all action within its power as may be necessary or appropriate such that, immediately after the Closing, the EGH board of directors will consist of seven directors, six of whom will be designated by Hecate and one of whom will be designated by the Sponsor (with three of such Hecate designees meeting the requirements for audit committee service pursuant to the listing rules of the stock exchange upon which the shares of EGH Class A Common Stock will be listed, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002, as amended, and a majority of whom shall be independent under the rules of the stock exchange upon which the shares of EGH Class A Common Stock are to be listed. Each of the parties to the Business Combination Agreement has also agreed to use its respective reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of EGH and the Hecate Parties to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order, law or other legal restraint or prohibition enacted, issued or promulgated by any court of competent jurisdiction or other governmental entity of competent jurisdiction having the effect of making the Business Combination illegal or otherwise prohibiting the consummation of the Business Combination, (ii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering the EGH Class A Common Stock to be issued in connection with the Business Combination Agreement, (iii) receipt of the required approvals of EGH’s shareholders at a meeting of the shareholders of EGH in connection with the Business Combination (the “Shareholders’ Meeting”), (iv) the EGH Class A Common Stock to be issued in connection with the Business Combination immediately after Closing shall be listed on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Texas Stock Exchange and EGH will be able to satisfy any continued listing requirements of such exchange immediately after Closing, and (v) the aggregate transaction proceeds from the Trust Account after giving effect to the EGH Shareholder Redemption and payment of EGH expenses shall be greater or equal to $50.0 million.

The obligation of EGH to consummate the Business Combination is further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of the Hecate Parties’ representations and warranties and material compliance by the Hecate Parties with their respective covenants and (ii) the absence of a material adverse effect on Hecate since the date of the Business Combination Agreement that is continuing and uncured.

Additionally, the obligations of the Hecate Parties to consummate the Business Combination are further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of EGH’s representations and warranties and material compliance by EGH with its covenants, (ii) the absence of a material adverse effect on EGH since the date of the Business Combination Agreement that is continuing and uncured, (iii) EGH having arranged with the Trustee to have the funds remaining in the Trust Account released to it as of the Closing, and all such funds released being available for immediate use for any payment obligations arising from the EGH Shareholder Redemption and other required expenses and (iv) occurrence of the EGH Share Conversion, the Domestication and the EGH Shareholder Redemption.

Termination

The Business Combination Agreement may be terminated under certain limited circumstances prior to the closing of the Business Combination, including (i) by mutual written consent of EGH and Hecate, (ii) by EGH, on the one hand, or Hecate, on the other hand, as a result of certain breaches of the Business Combination Agreement that remain uncured after any applicable cure period, (iii) subject to certain limited exceptions, by either EGH or Hecate if the Closing has not occurred by May 11, 2027, (iv) by either EGH or Hecate if certain required approvals are not obtained from EGH’s shareholders after the Shareholders’ Meeting has been held and the shareholders have duly voted, (v) by either EGH or Hecate if any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any final and nonappealable injunction, order, decree or ruling making the consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination, (vi) by Hecate, if the EGH Class A Ordinary Shares become delisted from Nasdaq and are not relisted on Nasdaq (or another national securities exchange mutually agreed to by EGH and Hecate) within sixty days after such delisting, (vii) by Hecate, if the board of directors of EGH changes, withdraws, qualifies or modifies, or publicly proposes to change, withdraw, qualify or modify, the recommendation of the board of directors of EGH to approve certain required approvals pursuant to the exercise of its fiduciary duties, and (viii) by Hecate, upon the liquidation (or public announcement thereof) of the Trust Account; (ix) by Hecate if the cash value in the Trust Account calculated after the EGH Shareholder Redemption is less than $50.0 million; or (x) by Hecate if the transactions have not received the requisite vote for approval at the EGH Shareholders’ Meeting on or prior to the date that is 90 days after the date upon which the Registration Statement becomes effective.

If the Business Combination Agreement is terminated, none of the parties to the Business Combination Agreement will have any liability under the Business Combination Agreement, except in the case of Fraud (as defined in the Business Combination Agreement) or willful and material breach of any covenant or agreement in the Business Combination Agreement and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Payment of Transaction Expenses

Generally, all expenses incurred in connection with the Business Combination Agreement will be paid by the party incurring such expenses. If the Closing does occur, EGH will pay all accrued and unpaid transaction expenses of EGH and Hecate and will retain any remaining aggregate transaction proceeds on the balance sheet of Hecate.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement, the board of directors of EGH will approve and adopt an equity incentive plan (the “Incentive Equity Plan”) in the form mutually agreed upon by Hecate and EGH to be effective as of one day prior to the Closing Date. The Incentive Equity Plan will provide for an initial share reserve of 10% of the number of shares of EGH Class A Common Stock outstanding following the Closing.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (“Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination is expected to close in the third quarter of 2026, following the receipt of the required approvals by EGH’s shareholders and the fulfillment of other customary closing conditions.

A&R LLC Agreement of Hecate

Following the Business Combination, EGH will be organized in an “Up-C” structure, such that Hecate and the subsidiaries of Hecate will hold and operate substantially all of the assets and business of EGH, and EGH will be a publicly listed holding company that will hold a certain amount of equity interests in Hecate. Until any Redemptions (as described below), the Parent will generally hold the remainder of the equity interests of Hecate through its ownership of the Parent Hecate Units. At the Closing, Hecate will amend and restate its limited liability company agreement (as amended, the “Hecate A&R LLC Agreement”) in its entirety to, among other things, provide the right of a holder of Parent Hecate Units (subject to certain terms and conditions set forth in the Hecate A&R LLC Agreement) to cause Hecate to redeem one or more of such Parent Hecate Units for shares of EGH Class A Common Stock on a one-for-one basis, together with the cancellation of an equal number of Parent Class V Shares, as set forth in the Hecate A&R LLC Agreement and the EGH Certificate of Incorporation (each, a “Redemption”). The Hecate A&R LLC Agreement will also provide for mandatory Redemptions in certain limited circumstances, including in connection with certain changes of control.

The form of the Hecate A&R LLC Agreement is filed with this Current Report as Exhibit F to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Hecate A&R LLC Agreement is qualified in its entirety by reference thereto.

Tax Receivable Agreement

Concurrently with the Closing, EGH will enter into the tax receivable agreement (the “Tax Receivable Agreement”) with the Parent (in such capacity, the “TRA Holder”). Pursuant to the Tax Receivable Agreement, EGH will be required to pay the TRA Holder 85% of the amount of net tax benefit, if any, in U.S. federal, state and local income tax that EGH actually realizes as a result of the increases in tax basis and certain other tax benefits related to any exchanges of Parent Hecate Units (together with an equal number of such TRA Holder’s Parent Class V Shares) for EGH Class A Common Stock.

The form of the Tax Receivable Agreement is filed with this Current Report as Exhibit C to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference thereto.

Sponsor Lock-up and Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Seaport Global Securities LLC (collectively, the “Insiders”) entered into a Sponsor Lock-up and Support Agreement (the “Sponsor Lock-up and Support Agreement”) pursuant to which, among other things, each Insider agreed (i) to vote its EGH Class A Shares or EGH Class B Shares in favor of the Business Combination at the EGH Shareholders Meeting called to vote on such matters and (ii) not to transfer its EGH Class B Ordinary Shares (or the EGH Class A Common Stock issuable in exchange for such EGH Class B Ordinary Shares pursuant to the Business Combination Agreement) prior to one year after the Closing and (iii)  to waive any adjustment to the conversion ratio set forth in the governing documents of EGH with respect to the EGH Class B Ordinary Shares. Notwithstanding the foregoing, (x) from and after the date that is six months after the Closing, the Insiders may Transfer up to 10% of the Locked-Up Shares; (y) from and after the date that is nine months after the Closing, the Insiders may Transfer up to an additional 5% of the Locked-Up Shares.

The Sponsor also agreed that, from and after the Closing, all shares of EGH Class A Common Stock received by Sponsor in respect of the 5,000,000 EGH Class B Shares held by Sponsor (such shares, the “At-Risk Shares”) shall be unvested and shall not vest and Sponsor shall not transfer any such At-Risk Shares unless, until, with respect to the At-Risk Shares described below the following events have occurred (the “Vesting”), and upon Vesting the corresponding At-Risk Shares (the “Vested Shares”) shall no longer be subject to surrender and forfeiture.

(i)       In the event that the Business Combination Agreement is Closed, the following number At-Risk Shares (“Tranche A Shares”) shall Vest. If of the cash proceeds to be received by EGH at Closing from the Trust Account (“Cash Value”) equal $50,000,000 or more, 80% of the At-Risk Shares shall Vest and become Vested Shares. If the Cash Value is less than $50,000,000, no at-Risk Shares will vest upon the Closing, and any future vesting shall be subject to clauses (ii) through (iv) below. One half of the At-Risk Shares that did not Vest shall become “Tranche B Shares” and one half of the At-Risk Shares that did not Vest shall become “Tranche C Shares”.

(ii)      If, subsequent to Closing of the Business Combination and prior to the fourth anniversary of the Closing of the Business Combination, the EGH VWAP equals or exceeds $12.00, the Tranche B Shares shall Vest and become Vested Shares.

(iii)     If, subsequent to Closing of the Business Combination and prior to the fourth anniversary of the Closing of the Business Combination, the EGH VWAP equals or exceeds $13.00, the Tranche C Shares shall Vest and become Vested Shares.

(iv)     Notwithstanding the foregoing, if, prior to the Tranche B Shares or Tranche C Shares Vesting, Parent or any other holder of Hecate Units (each a “Reporting Person”) files one or more Form 4s with the Securities and Exchange Commission (“SEC”) reporting aggregate sales of shares of EGH Class A Common Stock since the Closing of the Business Combination equal to the lesser of (x) 5% of the aggregate EGH Class A Common Stock owned by all Reporting Persons, directly or indirectly, at the Closing of the Business Combination and (y) an aggregate value of $25,000,000 or more, all of the Tranche B Shares or Tranche C Shares that have not previously Vested shall then Vest and become Vested Shares.

Upon the fourth (4th) anniversary of the Closing, if any of the Tranche B Shares or Tranche C Shares have not Vested in accordance with this Section 5.1(b), such At-Risk Shares shall be immediately and automatically cancelled and forfeited by Sponsor and each Sponsor-Related Person (or holder thereof). Sponsor shall not Transfer any At-Risk Shares unless, until and only to the extent that any transferee of such At-Risk Shares, must enter into a written agreement with EGH, in substantially the form of this Agreement, agreeing to be bound by the obligations of the Sponsor with respect to such shares under this Agreement.

(c)    For purposes of this Agreement, (x) “EGH VWAP” means the volume weighted average EGH Share Trading Price for any twenty (20) Trading Days within a thirty (30) Trading Day period, (y) “Trading Day” means any day on which shares of EGH Class A Common Stock are actually traded on the principal securities exchange or securities market on which shares of EGH Class A Common Stock are then traded, and (z) “EGH Share Trading Price” means, at any given time, the trading price per share of EGH Class A Common Stock as reported by Bloomberg or, if not available on Bloomberg, as reported by Morningstar.

(d)    In the event that after the Closing and prior to the fourth (4th) anniversary of Closing of the Business Combination, there is a Change of Control and the Tranche B Shares or the Tranche C Shares have not previously Vested, then corresponding VWAP threshold shall be deemed to have been achieved with respect to the Tranche B Shares and the Tranche C Shares and all of such shares shall Vest. In the event the VWAP threshold would be deemed to be achieved pursuant to this section (d), the VWAP threshold shall be deemed to be satisfied immediately prior to the consummation of the Change of Control and the applicable At-Risk Shares shall receive the same consideration per share as the shares of EGH Class A Common Stock receive in the Change of Control. For purposes of this Agreement, “Change of Control” shall have the same meaning that it does in the Tax Receivable Agreement between EGH (following its domestication as a Delaware corporation), the TRA Holders and the Agent described therein, to be entered into upon the Closing of the Business Combination.

A copy of the Sponsor Lock-up and Support Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment to the Letter Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, that certain Registration and Shareholder Rights Agreement, dated May 8, 2025 (the “IPO Registration Rights Agreement”) will be amended and restated and certain shareholders of EGH prior to the Closing (the “Initial Holders”), certain of the Parent and certain other stockholders receiving EGH Class A Common Stock, Hecate Units and Parent Class V Common Stock pursuant to the Business Combination (collectively with the Initial Holders, the “Registration Rights Holders”) will enter into an amended and restated IPO Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”).

Pursuant to the Amended and Restated Registration Rights Agreement, EGH will agree that, within 30 calendar days after the Closing, EGH will use its commercially reasonable efforts to file with the SEC (at EGH’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and EGH will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Registration Rights Holders can demand EGH’s assistance with underwritten offerings and block trades, subject to certain limitations such as size and value thresholds and customary underwriter cutbacks and issuer blackout periods, and the Registration Rights Holders will also be entitled to certain customary piggyback registration rights.

The form of the Amended and Restated Registration Rights Agreement is filed with this Current Report as Exhibit A to the Business Combination Agreement, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference thereto.

Parent Lock-Up and Support Agreement

Concurrently with the Closing, the Parent will enter into a Parent Lock-Up and Support Agreement (the “Parent Lock-Up and Support Agreement”), pursuant to which Parent will agree not to transfer its Parent Hecate Units and corresponding Parent Class V Shares received in connection with the Business Combination until one year after the Closing. Notwithstanding the foregoing, (x) from and after the date that is six months after the Closing, the Parent may Transfer up to 10% of the Locked-Up Shares; (y) from and after the date that is nine months after the Closing, the Parent may Transfer up to an additional 5% of the Locked-Up Shares.

A copy of the Parent Lock-up and Support Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment to the Letter Agreement is qualified in its entirety by reference thereto.

Item 7.01.	Regulation FD Disclosure.

A copy of a press release issued by EGH Acquisition Corp. and Hecate Energy Group on January 22, 2026 is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of EGH under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information and Where to Find It

In connection with the Business Combination, EGH intends to file the Registration Statement that includes a preliminary proxy statement/prospectus of EGH, and after the Registration Statement is declared effective, EGH will mail a definitive proxy statement/prospectus relating to the Business Combination to EGH’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of EGH’s shareholders to be held to approve the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. EGH may also file other documents with the SEC regarding the Business Combination. EGH shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about EGH, Hecate and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to EGH shareholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by EGH through the website maintained by the SEC at www.sec.gov, or by directing a request to: EGH Acquisition Corp, 7901 4th Street North, Suite No. 12820, St. Petersburg, FL 33702.

Participants in the Solicitation

EGH and Hecate and their respective directors and officers may be deemed to be participants in the solicitation of proxies from EGH’s shareholders in connection with the Business Combination. Information about EGH’s directors and executive officers and their ownership of EGH’s securities is set forth in EGH’s filings with the SEC. To the extent that holdings of EGH’s securities by EGH’s directors and executive officers have changed since the amounts printed in the prospectus for EGH’s public offering dated May 8, 2025, as filed with the SEC on May 9, 2025 (the “Prospectus”), such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement, including the preliminary and definitive proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

Certain statements included in this Current Report may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or EGH’s or Hecate’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, among others, statements about EGH’s and Hecate’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of the combined company following the Business Combination; changes in EGH’s or Hecate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the Closing and plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing EGH’s or Hecate’s views as of any subsequent date, and none of EGH or Hecate undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, EGH’s and Hecate’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal proceedings that may be instituted against EGH, Hecate or others following announcement of the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain the approval of EGH shareholders; (v) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the combined company’s ability to obtain the listing of its common stock and warrants on the stock exchange following the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Hecate as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of any redemptions by public shareholders of EGH being greater than expected; (xi) the management and board composition of the combined company following the Business Combination; (xii) limited liquidity and trading of the combined company’s securities; (xiii) the use of proceeds not held in the Trust Account or available from interest income on the balance of the Trust Account; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that EGH, Hecate or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hecate’s resources; (xviii) the risks that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by EGH with the SEC and those included under the heading “Risk Factors” in the Prospectus and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by EGH, Hecate, their respective directors, officers or employees or any other person that EGH and Hecate will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of EGH and Hecate as of the date of this Current Report. Subsequent events and developments may cause that view to change. However, while EGH and Hecate may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of EGH or Hecate as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report relates to a proposed business combination between EGH and Hecate and does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, and shall not constitute an offer to sell or exchange or a solicitation of an offer to buy any securities of EGH (prior to or upon consummation of the Business Combination) or Hecate, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated January 21, 2026 by and among Hecate Energy Group, LLC, EGH Acquisition Corp., and Hecate Holdings LLC.

10.1	Sponsor Lock-up and Support Agreement, dated January 21, 2026 by and among Hecate Energy Group, LLC, EGH Acquisition Corp., EGH Sponsor LLC, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Seaport Global Securities LLC

10.2	Parent Lock-up and Support Agreement dated January 21, 2026, by and among Hecate Energy Group, LLC, EGH Acquisition Corp. and Hecate Holdings LLC

99.1	Press Release issued by EGH Acquisition Corp. and Hecate Energy Group, LLC on January 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2026

EGH ACQUISITION CORP

By:	/s/ Andrew B. Lipsher
Name:	Andrew B. Lipsher
Title:	Chief Executive Officer